Exhibit 99.2



         CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER(1)

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned individual hereby certifies that the Form 10-Q for the three months ended June 30, 2002 of Nationwide Capital Corporation fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                      /s/ Thomas L. Easley
                                      _________________________________
                                      Name: Thomas L. Easley
                                      Title: Principal Accounting Officer

Date: August 19, 2002





















_______________________________
(1) At this time, there is no individual serving as chief financial officer of the Company.


                                  99.2-1